Exhibit 99.1

As previously announced, TDS and USM will hold a joint teleconference on February 5, 2003 at 10:00 am Chicago time. Interested parties may listen to the call live on the TDS Web site at www.teldta.com in the Conference Call section of Investor Relations.

Contact:	Kenneth R. Meyers, Executive Vice President - Finance - U.S. Cellular (773) 399-8900 kmeyers@uscellular.com

Mark A. Steinkrauss, Vice President, Corporate Relations -TDS (312) 592-5384 mark.steinkrauss@teldta.com

FOR RELEASE: IMMEDIATE

U.S. CELLULAR REPORTS FOURTH QUARTER RESULTS,
SURPASSES 4 MILLION CUSTOMER MARK

February 5, 2003, Chicago, Illinois — United States Cellular Corporation [AMEX:USM] reported service revenues of $575.4 million for the fourth quarter of 2002, up 25% from $461.9 million in the comparable period a year ago. Operating income decreased 48% to $37.5 million from $72.4 million in the fourth quarter of 2001. Operating income plus depreciation and amortization expense decreased 10% to $136.6 million from $151.5 million in the fourth quarter of 2001, primarily due to costs related to the launch of the U.S. Cellular brand in the Chicago market. Basic earnings per share determined under Generally Accepted Accounting Principles (GAAP) were $.17 compared to $.38 in the fourth quarter a year ago. Basic earnings per share from operations, excluding after-tax losses from the writedown in value of certain investments of $15.9 million in 2002, were $.35 compared to $.38 in the fourth quarter a year ago.

Fourth Quarter Highlights

•	On November 12, 2002, the Company successfully launched service under the U.S. Cellular brand name in the Chicago metropolitan area. Since the completion of the acquisition of the Chicago Major Trading Area (“MTA”) license on August 7, 2002, the Company has:
–	Added 27 cell sites to the Chicago MTA coverage area;
–	Upgraded its Chicago MTA network technology to Code Division Multiple Access (“CDMA”) 1XRTT;
–	Opened over 40 Company-owned and exclusive agent locations in the Chicago MTA; and
–	Rebranded service to the U.S. Cellular name.

•	Customer units increased to 4,103,000, a 19% increase from 3,461,000 customers at year-end 2001.

•	Net customer unit activations from distribution channels totaled 160,000 during the quarter, compared to 82,000 activations for the same quarter of 2001. The Company’s core markets (excluding Chicago) posted higher net customer unit activations than during the fourth quarter of 2001. Overall growth in net customer unit activations was significantly influenced by the successful launch of the Chicago market.

•	Monthly retail revenue per customer increased 9% year-over-year, to $38.69 in the fourth quarter of 2002 compared to $35.51 in the same period a year ago.

•	U.S. Cellular expanded its CDMA footprint into Iowa, most of Wisconsin and northern Illinois with the installation of CDMA 1XRTT technology into more than 1,400 cell sites in these areas.

•	The Company recognized a $16.5 million loss ($15.9 million net of tax) on the writedown of certain investments.

John E. Rooney, president and chief executive officer, commented: “Our Chicago brand launch was extremely successful. We are excited to begin providing the U.S. Cellular brand of service in the Chicago area. Customer growth met our business plan, and our core business also performed well in the quarter, adding more customers than in 2001’s fourth quarter. The core markets also produced an outstanding 1.6% postpay customer churn rate while increasing monthly revenue per customer. Also, in connection with our continuing commitment to exceptional customer service, we rolled out CDMA coverage in Iowa and Wisconsin during the quarter, with more markets to be converted in 2003 and 2004.”

During the quarter, U.S. Cellular recorded pre-tax writedowns of $16.5 million ($15.9 million after-tax) of the value of certain investments. The $16.5 million of writedowns included $8.4 million relating to the Company’s withdrawal from a partnership in which it owned an investment interest; $4.2 million relating to the reduction in value of a land purchase option; and $3.9 million relating to the reduction in value of certain notes receivable related to minority interests sold in 2000.

As highlighted in the following two paragraphs, U.S. Cellular made certain changes to its accounting policies which required the Company to reclassify certain items on its income statement for previous quarters of 2002. The Company will also show the impact of certain other changes, including the cumulative effect of an accounting change, in previous quarters of 2002. Other than the cumulative effect of the accounting change, none of the above prior period changes have a significant impact on operating income, net income or earnings per share. These changes do, however, have a significant impact on certain income statement captions for the restated periods. A summary of these changes is included on page 8, with the impact on affected GAAP and non-GAAP measurements shown for each of the first three quarters and cumulative for the first nine months of 2002.

First, U.S. Cellular changed its accounting policy related to certain transactions pursuant to Staff Accounting Bulletin (“SAB”) No. 101 during the quarter. The Company had adopted SAB No. 101 as of January 1, 2000, and began deferring certain customer activation fees as of that date. As permitted by SAB No. 101, as of January 1, 2002, U.S. Cellular began deferring marketing and selling expenses in an amount equal to the amount of activation fees deferred. In conjunction with this change, the Company recorded a $4.1 million addition to net income as of January 1, 2002, related to marketing and selling expenses which would have been deferred in prior years had the Company adopted its new policy at the time it adopted SAB No. 101.

Second, U.S. Cellular changed its accounting for certain rebate transactions pursuant to Emerging Issues Task Force Statement No. 01-09 (“EITF No. 01-09”). Under EITF No. 01-09, all rebates paid to agents who participate in qualifying new activation and retention transactions are recorded as a reduction of equipment sales revenues. Previously, the Company had recorded new activation rebates as marketing and selling expense and retention rebates as general and administrative expense. Further, these rebates are now recorded at the time handsets are sold by the Company to these agents. Previously, the Company recorded these transactions at the time the handsets were delivered by agents to the Company’s customers. U.S. Cellular reduced equipment sales revenues by $2.5 million in the fourth quarter of 2002 related to inventory still in the hands of its agents.

As previously reported, U.S. Cellular adopted SFAS No. 142 effective January 1, 2002, and ceased the amortization of license costs and goodwill on that date. For the three months ended December 31, 2001, amortization of license costs and goodwill included in U.S. Cellular’s amortization of intangibles caption

2

totaled $9.3 million. The aggregate net after-tax effect of ceasing amortization increased net income and earnings per basic share for the period by $6.9 million and $.08, respectively.

The amounts reported for “operating income plus depreciation and amortization” do not represent cash flows from operations as defined by GAAP and amounts reported for “basic earnings per share from operations” do not represent earnings per share determined in accordance with GAAP. Also, none of the amounts reported on page 8 under “Non-GAAP Measurements” are determined in accordance with GAAP. U.S. Cellular believes that these non-GAAP amounts are useful measures of its performance but they should not be construed as alternatives to performance measures determined under GAAP.

Based in Chicago, U.S. Cellular manages and invests in wireless systems throughout the United States. As of December 31, 2002, U.S. Cellular included operational systems serving 149 wireless markets in its consolidated operations.

All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the Company’s plans, beliefs, estimates and expectations. These statements are based on current estimates and projections, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: the ability of the Company to manage and grow the operations of the Chicago MTA; changes in the overall economy; changes in competition in the markets in which the Company operates; advances in telecommunications technology; changes in the telecommunications regulatory environment; changes in the value of investments, including variable prepaid forward contracts; changes in the capital markets that could restrict the availability of financing; pending and future litigation; acquisitions/divestitures of properties and/or licenses; changes in customer growth rates, penetration rates, churn rates, roaming rates and the mix of products and services offered in the Company’s markets. Investors are encouraged to consider these and other risks and uncertainties that are discussed in documents filed by the Company with the Securities and Exchange Commission.

As previously announced, TDS and U.S. Cellular will hold a joint teleconference on February 5, 2003 at 10:00 am Chicago time. Interested parties may listen to the call live over the Internet by accessing the conference call section of www.teldta.com or connect by telephone at 888/245-6674 chair name: Mark Steinkrauss. The conference call will also be archived on the conference call section of the TDS website at www.teldta.com

USM’s Internet Home Page: www.uscellular.com

3

UNITED STATES CELLULAR CORPORATION SUMMARY OPERATING DATA

Quarter Ended	12/31/02	9/30/02	6/30/02	3/31/02	12/31/01

REVISED amounts are underlined
Total incremental population equivalents
(owned and acquirable, 000s) (1)	42,045	42,037	42,037	31,257	31,257

Consolidated Markets:

Total population (000s) (2)	36,568	36,568	27,548	27,548	25,670
Customer units	4,103,000	3,943,000	3,547,000	3,504,000	3,461,000
Net customer unit activations	160,000	76,000	43,000	31,000	82,000
Market penetration (2)	11.22%	10.78%	12.88%	12.72%	13.48%
Markets in operation	149	149	148	148	142
Cell sites in service	3,914	3,750	3,145	3,049	2,925
Average monthly revenue per unit	$47.91	$49.31	$47.48	$44.14	$45.14
Retail service revenue per unit	$38.69	$38.95	$37.93	$35.79	$35.51
Inbound roaming revenue per unit	$5.37	$6.52	$5.90	$5.20	$6.18
Long-distance/other revenue per unit	$3.85	$3.84	$3.65	$3.15	$3.45
Minutes of use (MOU) (3)	359	327	280	237	237
Postpay churn rate per month (4)	1.8%	2.0%	1.7%	1.9%	1.8%
Marketing cost per gross
customer unit addition (5)	$369	$348	$386	$362	$357
Capital Expenditures ($000s)	$281,615	$192,256	$156,699	$100,075	$125,613

(1)

Represents pops in cellular operating and investment markets as well as PCS markets which are incremental to, and do not overlap with, cellular markets owned by USM. The 6/30/02 figure includes the Chicago MTA, which was acquired on 8/7/02.

(2)	Market penetration is calculated using 2001 Claritas population estimates for all four quarters of 2002 and 2000 Claritas population estimates for 12/31/01.
(3)	Average monthly local minutes of use (without roaming)
(4)	Excluding 13,000 lines disconnected due to the bankruptcy of a customer, postpay churn rate for 3/31/02 would have been 1.8%.
(5)	Due to changes in accounting for agent rebates, for all quarters of 2002 this measurement is no longer calculable using information from the financial statements as reported.
4
UNITED STATES CELLULAR CORPORATION FINANCIAL HIGHLIGHTS Three Months Ended December 31 (Unaudited, dollars in thousands, except per share amounts)
	2002	2001	Increase (Decrease) Amount	Increase (Decrease) Percent
Operating Revenues
Service Revenues	$575,387	$461,946	$113,441	24.6%
Equipment Sales	26,546	16,802	9,744	58.0%

	601,933	478,748	123,185	25.7%

Operating Expenses (excluding depreciation and amortization)
System Operations	130,324	100,518	29,806	29.7%
Marketing and Selling	119,703	83,572	36,131	43.2%
Cost of Equipment Sold	66,733	30,291	36,442	120.3%
General and Administrative	148,535	112,916	35,619	31.5%

	465,295	327,297	137,998	42.2%

Operating Income Plus Depreciation and Amortization
	136,638	151,451	(14,813)	(9.8%)

Depreciation	83,704	62,909	20,795	33.1%
Amortization of Intangibles (1)	15,413	16,116	(703)	(4.4%)

	99,117	79,025	20,092	25.4%

Operating Income	37,521	72,426	(34,905)	(48.2%)

Investment Income, Net of License Cost Amortization (1)	11,357	10,451	906	8.7%
(Loss) on Cellular and Other Investments	(16,545)	--	(16,545)	N/M
Interest (Expense)	(16,885)	(8,973)	7,912	88.2%
Other Income (Expense) (2)	2,786	1,987	799	40.2%

Income Before Income Taxes and Minority Interest	18,234	75,891	(57,657)	(76.0%)
Income Tax Expense (Benefit)	(3,685)	39,939	(43,624)	(109.2%)

Income (Loss) Before Minority Interest	21,919	35,952	(14,033)	(39.0%)
Minority Share of Income	(7,290)	(2,960)	(4,330)	(146.3%)

Net Income (Loss)	$14,629	$32,992	$(18,363)	(55.7%)

Weighted Average Common and Series A Common Shares (000s) (Basic)	86,113	86,106	7
Earnings Per Common and Series A Common Share ("EPS") (Basic)	$0.17	$0.38	$(0.21)	(55.3%)

Basic EPS Before Loss on Investments	$0.35	$0.38	$(0.03)	(7.9%)
Basic EPS from Loss on Investments	$(0.18)	$--	$(0.18)	N/M
Earnings Per Common and Series A Common Share ("EPS") (Diluted)	$0.17	$0.38	$(0.21)	(55.3%)

Diluted EPS Before Loss on Investments	$0.35	$0.38	$(0.03)	(7.9%)
Diluted EPS from Loss on Investments	$(0.18)	$--	$(0.18)	N/M

(1)

In accordance with SFAS No. 142, effective January 1, 2002, USM no longer amortizes previously recorded goodwill and other intangible assets with indefinite lives. These assets will be subject to periodic impairment tests. In the fourth quarter of 2001, Amortization of Intangibles and goodwill amortization related to investment interests totaled $9.3 million and $194,000, respectively.

(2)

In accordance with SFAS No. 145, effective January 1, 2002, USM classifies gains and losses on the extinguishment of debt as Other Income. In prior periods, these gains and losses were classified as extraordinary items. Amounts in Other Income for 2001 reflect the reclassification of $22,000 of after-tax losses on the extinguishment of debt to conform to current period presentation.

N/M — Percent change not meaningful.
5
UNITED STATES CELLULAR CORPORATION FINANCIAL HIGHLIGHTS Tweleve Months Ended December 31 (Unaudited, dollars in thousands, except per share amounts)
	2002	2001	Increase (Decrease) Amount	Increase (Decrease) Percent
Operating Revenues
Service Revenues	$2,098,893	$1,826,385	$272,508	14.9%
Equipment Sales	85,585	68,445	17,140	25.0%

	2,184,478	1,894,830	289,648	15.3%

Operating Expenses (excluding depreciation and amortization)
System Operations	492,750	421,114	71,636	17.0%
Marketing and Selling	368,888	297,239	71,649	24.1%
Cost of Equipment Sold	185,283	124,028	61,255	49.4%
General and Administrative	505,237	434,579	70,658	16.3%

	1,552,158	1,276,960	275,198	21.6%

Operating Income Plus Depreciation and Amortization
	632,320	617,870	14,450	2.3%

Depreciation	311,993	237,346	74,647	31.5%
Amortization of Intangibles (1)	39,161	63,312	(24,151)	(38.1%)

	351,154	300,658	50,496	16.8%

Operating Income	281,166	317,212	(36,046)	(11.4%)

Investment Income, Net of License Cost Amortization (1)	42,068	41,208	860	2.1%
(Loss) on Cellular and Other Investments	(295,454)	--	(295,454)	N/M
Interest (Expense)	(47,878)	(35,164)	(12,714)	(36.2%)
Other Income (2)	7,710	8,081	(371)	(4.6%)

Income (Loss) Before Income Taxes and Minority Interest	(12,388)	331,337	(343,725)	(103.7%)
Income Tax Expense (Benefit)	(7,541)	147,315	(154,856)	(105.1%)

Income (Loss) Before Minority Interest	(4,847)	184,022	(188,869)	(102.6%)
Minority Share of Income	(13,538)	(10,146)	(3,392)	(33.4%)

Income Before Cumulative Effect of a Change in Accounting Principle	(18,385)	173,876	(192,261)	(110.6%)
Cumulative effect of a change in accounting principle, net of tax	4,097	--	4,097	N/M

Net Income (Loss)	$(14,288)	$173,876	$(188,164)	(108.2%)

Weighted Average Common and Series A Common Shares (000s) (Basic)	86,086	86,200	(114)
Earnings Per Common and Series A Common Share ("EPS") (Basic)	$(0.17)	$2.02	$(2.19)	(108.4%)

Basic EPS Before Loss on Investments and Cumulative Effect of a Change in Accounting Principle	$1.91	$2.02	$(0.11)	(5.4%)
Basic EPS from Loss on Investments	$(2.13)	$--	$(2.13)	N/M
Basic EPS from Cumulative Effect of a Change in Accounting Principle	$0.05	$--	$0.05	N/M

Earnings Per Common and Series A Common Share ("EPS") (Diluted)	$(0.17)	$1.99	$(2.16)	(108.5%)

Diluted EPS Before Loss on Investments and Cumulative Effect of a Change in Accounting Principle	$1.89	$1.99	$(0.10)	(5.0%)
Diluted EPS from Loss on Investments	$(2.11)	$--	$(2.11)	N/M
Diluted EPS from Cumulative Effect of a Change in Accounting Principle	$0.05	$--	$0.05	N/M

(1)

In accordance with SFAS No. 142, effective January 1, 2002, USM no longer amortizes previously recorded goodwill and other intangible assets with indefinite lives. These assets will be subject to periodic impairment tests. During 2001, Amortization of Intangibles and goodwill amortization related to investment interests totaled $36.5 million and $726,000, respectively.

(2)

In accordance with SFAS No. 145, effective January 1, 2002, USM classifies gains and losses on the extinguishment of debt as Other Income. In prior periods, these gains and losses were classified as extraordinary items. Amounts in Other Income for 2001 reflect the reclassification of $7.0 million of after-tax losses on the extinguishment of debt to conform to current period presentation.

N/M — Percent change not meaningful.

6
UNITED STATES CELLULAR CORPORATION CONSOLIDATED BALANCE SHEET HIGHLIGHTS (Unaudited, dollars in thousands) ASSETS

	December 31, 2002	December 31, 2001
Current Assets
Cash and cash equivalents
General funds	$27,170	$28,941
Affiliated cash equivalents	709	--

	27,879	28,941
Accounts receivable	315,251	247,375
Inventory	55,490	55,996
Deposit receivable from Federal Communications
Commission	--	56,060
Prepaid expenses and other current assets	67,668	15,583

	466,288	403,955

Investments
Licenses, net	1,038,556	858,791
Goodwill, net	643,629	473,975
Customer list, net	40,087	--
Marketable equity securities	185,961	272,390
Investments in unconsolidated entities, net	161,451	159,454
Notes and interest receivable--long-term	7,287	49,220

	2,076,971	1,813,830

Property, Plant and Equipment
In service and under construction	3,057,466	2,253,016
Less accumulated depreciation	1,049,797	833,675

	2,007,669	1,419,341

Deferred Charges
System development costs, net	140,764	108,464
Other, net	21,164	13,567

	161,928	122,031

Total Assets	$4,712,856	$3,759,157

* Certain December 31, 2001 amounts have been changed to conform to current period presentation.
7a
UNITED STATES CELLULAR CORPORATION CONSOLIDATED BALANCE SHEET HIGHLIGHTS (Unaudited, dollars in thousands) LIABILITIES AND SHAREHOLDERS' EQUITY

	December 31, 2002	December 31, 2001
Current Liabilities
Current portion of long-term debt	$45,200	$--
Accounts payable
Affiliates	4,958	4,018
Other	314,944	192,742
Customer deposits and deferred revenues	82,639	58,000
Accrued interest	9,295	7,857
Accrued taxes	24,401	8,362
Accrued compensation	30,279	22,185
Revolving Credit Facility	460,000	264,000
Other current liabilities	20,323	19,974

	992,039	577,138

Long-term Debt
Long-term debt-affiliates	105,000	--
6% zero coupon convertible debentures	148,604	140,156
7.25% unsecured notes	250,000	250,000
Variable prepaid forward contract	159,856	--
8.75% notes	130,000	--
Other	13,000	13,000

	806,460	403,156

Deferred Liabilities and Credits	444,255	396,762

Minority Interest	55,068	46,432

Common Shareholders' Equity
Common Shares, par value $1 per share	55,046	55,046
Series A Common Shares, par value $1 per share	33,006	33,006
Additional paid-in capital	1,307,185	1,307,584
Treasury Shares	(117,262)	(122,010)
Accumulated other comprehensive income (loss)	10,306	(78,997)
Retained earnings	1,126,753	1,141,040

	2,415,034	2,335,669

Total Liabilities and Shareholders' Equity	$4,712,856	$3,759,157

* Certain December 31, 2001 amounts have been changed to conform to current period presentation.
7b
	Three Months Ended March 31, 2002			Three Months Ended June 30, 2002
	As Reported	Effects of 2002 Accounting Changes	As Adjusted	As Reported	Effects of 2002 Accounting Changes	As Adjusted
GAAP MEASUREMENTS
Equipment sales revenues (000s):
Changes related to EITF 01-09 - new activations reclass					($ 2,977)
Changes related to EITF 01-09 - new activations accrual
Changes related to EITF 01-09 - retention reclass					($ 393)
Changes related to EITF 01-09 - retention accrual
Total	$17,307	$0	$17,307	$26,557	($ 3,370)	$23,187
Total operating revenues (000s) (all changes related
to EITF 01-09)	$478,420	$0	$478,420	$527,710	($3,370)	$524,340
Marketing and selling expense (000s):
Changes related to EITF 01-09 - new activations reclass					($ 2,977)
Changes related to SAB 101 - defer expenses		($830)			($ 1,223)
Total	$80,056	($ 830)	$79,226	$83,099	($ 4,200)	$78,899
General and administrative expense (000s) (all
changes related to EITF 01-09 - retention reclass)	$108,478	$0	$108,478	$113,427	($393)	$113,034
Operating income (000s)	$78,846	$830	$79,676	$100,049	$1,223	$101,272
Income (loss) before cumulative effect of a change in
accounting principle (000s)	$43,892	$502	$44,394	($ 89,102)	$720	($ 88,382)
Cumulative effect of a change in accounting principle (000s)	$0	$4,097	$4,097	$0	$0	$0
Net income (loss)	$43,892	$4,598	$48,490	($ 89,102)	$720	($ 88,382)
Basic earnings per share from cumulative effect of a
change in accounting principle (000s)	$0.00	$0.04	$0.04	$0.00	$0.00	$0.00
Basic earnings per share	$0.51	$0.05	$0.56	($ 1.04)	$0.01	($ 1.03)

NON-GAAP MEASUREMENTS
Marketing cost per gross customer unit addition
(all changes related to SAB 101)	$365	($ 3)	$362	$391	($ 5)	$386
General and administrative expense per customer per
month (all changes related to EITF 01-09)	$10.38	$0.00	$10.38	$10.75	($ 0.04)	$10.71
Operating income plus depreciation and amortization (000s)	$151,598	$830	$152,428	$176,458	$1,223	$177,681
Operating income plus depreciation and amortization	32.9%	0.2%	33.1%	35.2%	0.3%	35.5%
as a % of service revenue
Operating income as a % of service revenues	17.1%	0.2%	17.3%	20.0%	0.2%	20.2%
Basic earnings per share before loss on investments and
cumulative effect of a change in accounting principle	$0.51	$0.01	$0.52	$0.66	$0.01	$0.67
8a
	Three Months Ended September 30, 2002			Nine Months Ended September 30, 2002
	As Reported	Effects of 2002 Accounting Changes	As Adjusted	As Reported	Effects of 2002 Accounting Changes	As Adjusted
GAAP MEASUREMENTS
Equipment sales revenues (000s):
Changes related to EITF 01-09 - new activations reclass		($ 8,880)			($ 11,857)
Changes related to EITF 01-09 - new activations accrual		($ 1,614)			($ 1,614)
Changes related to EITF 01-09 - retention reclass		($ 5,970)			($ 6,363)
Changes related to EITF 01-09 - retention accrual		($ 1,321)			($ 1,321)
Total	$36,331	($ 17,785)	$18,546	$80,195	($ 21,155)	$59,040
Total operating revenues (000s) (all changes related
to EITF 01-09)	$597,571	($17,785)	$579,786	$1,603,701	($ 21,155)	$1,582,546
Marketing and selling expense (000s):
Changes related to EITF 01-09 - new activations reclass		($ 8,880)			($ 11,857)
Changes related to SAB 101 - defer expenses		($ 937)			($ 2,990)
Total	$100,877	($ 9,817)	$91,060	$264,032	($ 14,847)	$249,185
General and administrative expense (000s) (all
changes related to EITF 01-09 - retention reclass)	$141,161	($ 5,970)	$135,191	$363,066	($ 6,363)	$356,703
Operating income (000s)	$64,695	($ 1,998)	$62,697	$243,590	$55	$243,645
Income (loss) before cumulative effect of a change in
accounting principle (000s)	$12,164	($ 1,189)	$10,975	($ 33,046)	$33	($ 33,013)
Cumulative effect of a change in accounting principle (000s)	$0	$0	$0	$0	$4,097	$4,097
Net income (loss)	$12,164	($ 1,189)	$10,975	($ 33,046)	$4,129	($ 28,917)
Basic earnings per share from cumulative effect of a
change in accounting principle (000s)	$0.00	$0.00	$0.00	$0.00	$0.05	$0.05
Basic earnings per share	$0.14	($ 0.01)	$0.13	($ 0.38)	$0.05	($ 0.33)

NON-GAAP MEASUREMENTS
Marketing cost per gross customer unit addition
(all changes related to SAB 101)	$346	$ 2	$348	$366	($ 2)	$364
General and administrative expense per customer per
month (all changes related to EITF 01-09)	$12.31	($ 0.43)	$11.88	$11.17	($ 0.20)	$10.97
Operating income plus depreciation and amortization (000s)	$167,571	($ 1,998)	$165,573	$495,627	$55	$495,682
Operating income plus depreciation and amortization	29.9%	-0.4%	29.5%	32.5%	0.0%	32.5%
as a % of service revenue
Operating income as a % of service revenues	11.5%	-0.3%	11.2%	16.0%	0.0%	16.0%
Basic earnings per share before loss on investments and
cumulative effect of a change in accounting principle	$0.39	($ 0.01)	$0.38	$1.56	$0.00	$1.56

8b